UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 8, 2009

MetLife, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-15787 (Commission File Number)	13-4075851 (IRS Employer Identification No.)

200 Park Avenue, New York, New York	10166-0188 (Zip Code)
(Address of Principal Executive Offices)

212-578-2211
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
       On July 8, 2009, MetLife, Inc., a Delaware corporation (“MetLife”), completed a public offering of $500,000,000 aggregate principal amount of its 10.750% Fixed-to-Floating Rate Junior Subordinated Debentures due 2069 (the “junior subordinated debentures”). The terms of the junior subordinated debentures are set forth in an Indenture, dated as of June 21, 2005 (attached as Exhibit 4.5 to MetLife’s Current Report on Form 8-K dated June 22, 2005 and incorporated herein by reference), between MetLife and The Bank of New York Mellon Trust Company, N.A. (as successor to J.P. Morgan Trust Company, National Association), as trustee (the “Trustee”), as supplemented by the Eighth Supplemental Indenture, dated as of July 8, 2009 (attached hereto as Exhibit 4.1 and incorporated herein by reference), among MetLife, the Trustee and J.P. Morgan Securities Inc., as premium calculation agent.
       The junior subordinated debentures were issued pursuant to an underwriting agreement (the “Underwriting Agreement”) and a pricing agreement (the “Pricing Agreement”), each dated as of June 30, 2009, among MetLife and J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated, as representatives of the several underwriters named in Schedule I to the Pricing Agreement (the “Underwriters”). Pursuant to the Underwriting Agreement and Pricing Agreement (attached as Exhibits 1.1 and 1.2, respectively, to MetLife’s Current Report on Form 8-K dated July 2, 2009 and incorporated herein by reference), and subject to the terms and conditions expressed therein, MetLife agreed to sell the junior subordinated debentures to the Underwriters, and the Underwriters agreed to purchase the junior subordinated debentures for resale to the public.
       On July 8, 2009, in connection with the completion of the offering of the junior subordinated debentures, MetLife entered into a replacement capital covenant (the “Replacement Capital Covenant”) (attached hereto as Exhibit 4.2 and incorporated herein by reference), whereby MetLife agreed for the benefit of holders of a series of MetLife’s long-term indebtedness designated by MetLife in accordance with the terms of the Replacement Capital Covenant from time to time ranking senior to the junior subordinated debentures that the junior subordinated debentures will not be repaid, redeemed or purchased by MetLife, on or before August 1, 2059, unless such repayment, redemption or purchase is made from the proceeds of the issuance of certain replacement capital securities and pursuant to the other terms and conditions set forth in the Replacement Capital Covenant.
       The junior subordinated debentures were offered and sold by MetLife pursuant to its registration statement on Form S-3 (File No. 333-147180) and a prospectus supplement dated June 30, 2009.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.
       The information set forth, and the exhibits identified, in Item 1.01 are incorporated herein by reference.
Item 3.03 Material Modification to Rights of Security Holders.
       The information set forth, and the exhibits identified, in Item 1.01 are incorporated herein by reference.

Item 8.01 Other Events.
     The information set forth, and the exhibits identified, in Item 1.01 are incorporated herein by reference.
     On July 8, 2009, Dewey & LeBoeuf LLP, special counsel to MetLife, issued an opinion and consent (attached hereto as Exhibits 5.1 and 23.1, respectively, and incorporated herein by reference) as to the validity of the junior subordinated debentures. Also on July 8, 2009, Debevoise & Plimpton LLP, special tax counsel to MetLife, issued an opinion and consent (attached hereto as Exhibits 8.1 and 23.2, respectively, and incorporated herein by reference) regarding certain U.S. Federal income tax matters.
Item 9.01 Financial Statements and Exhibits.
(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits

4.1	Eighth Supplemental Indenture dated as of July 8, 2009 to the Subordinated Indenture between MetLife, Inc. and The Bank of New York Mellon Trust Company, N.A. (as successor to J.P. Morgan Trust Company, National Association), as trustee, and J.P. Morgan Securities Inc., as premium calculation agent.

4.2	Replacement Capital Covenant dated as of July 8, 2009.

4.3	Form of junior subordinated debenture (included in Exhibit 4.1 above).

5.1	Opinion of Dewey & LeBoeuf LLP.

8.1	Opinion of Debevoise & Plimpton LLP.

23.1	Consent of Dewey & LeBoeuf LLP (included in Exhibit 5.1 above).

23.2	Consent of Debevoise & Plimpton LLP (included in Exhibit 8.1 above).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METLIFE, INC.

By:	/s/ Gwenn L. Carr
Name:     Gwenn L. Carr

Title:	Senior Vice-President

Date: July 8, 2009

EXHIBIT INDEX

Exhibit
Number	Exhibit

4.1	Eighth Supplemental Indenture dated as of July 8, 2009 to the Subordinated Indenture between MetLife, Inc. and The Bank of New York Mellon Trust Company, N.A. (as successor to J.P. Morgan Trust Company, National Association), as trustee, and J.P. Morgan Securities Inc., as premium calculation agent.

4.2	Replacement Capital Covenant dated as of July 8, 2009.

4.3	Form of junior subordinated debenture (included in Exhibit 4.1 above).

5.1	Opinion of Dewey & LeBoeuf LLP.

8.1	Opinion of Debevoise & Plimpton LLP.

23.1	Consent of Dewey & LeBoeuf LLP (included in Exhibit 5.1 above).

23.2	Consent of Debevoise & Plimpton LLP (included in Exhibit 8.1 above).